REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of May 1, 2000, among Cedar Avenue LLC (the "Purchaser"), a limited liability Company organized under the laws of the Cayman Islands, THOMSON
KERNAGHAN  &  CO.  LIMITED  (the  "Placement   Agent,"),   an  Ontario  (Canada)
corporation, and WAVETECH INTERNATIONAL, INC. (the "Company"), a Nevada corporation.

     This  Agreement  is  made  with  reference  to  the  following   facts  and
circumstances:

     A. The Purchaser and the Company have entered into a Securities Purchase Agreement dated May 1, 2000 (the "Securities Purchase Agreement). Capitalized terms used but not defined in this Agreement shall have the meanings ascribed to them in the Securities Purchase Agreement. The term "Holder" shall mean the Company, the Transfer Agent, any assignee or transferee of a Warrant, and any other owner of Registrable Securities.

     B. It is a condition to the consummation of the transactions contemplated by the Securities Purchase Agreement that the parties hereto enter into this Agreement.

     NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I

                     REGISTRATION OF REGISTRABLE SECURITIES

     Section 1.01. REGISTRABLE SECURITIES. As used in this Agreement the term "Registrable Securities" means the Conversion Shares and the Warrant Shares; PROVIDED, HOWEVER, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination, (i) it has been effectively registered under the Securities Act of 1933, as amended (the "Securities Act") and disposed of pursuant thereto,
(ii) registration under the Securities Act is no longer required for the immediate public distribution of such security as a result of the provisions of Rule 144(k) promulgated under the Securities Act, or (iii) it has ceased to be outstanding. In the event of any merger, reorganization, consolidation, recapitalization  or other change in corporate  structure  affecting  the Common
Stock, the term "Registrable Securities" shall also include any securities issued or issuable in exchange for the Conversion Shares or the Warrant Shares.

     Section 1.02. REGISTRATION RIGHTS.

     (a) The Company  shall,  at its at the sole expense  (except as provided in
Section 1.02(c) hereof), prepare and file with the Securities and Exchange Commission ("the SEC"), within forty-five (45) days after the Subscription Date (the "Registration Deadline"), a registration statement on Form S-3 under the Securities Act (the "Registration Statement"), providing for a public offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act, relating to the offer and sale of all Registrable Securities. The Company shall use its best efforts to cause the Registration Statement to become effective as soon as practical after its filing and in any event within one hundred twenty
(120) days from the Subscription Date or within five (5) days after the Company's receipt of a "no review" letter from the SEC (whichever occurs first, the "Effectiveness Deadline"). The number of shares of Common Stock designated in the Registration Statement to be registered shall be two hundred (200%)

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percent of the number of shares that would be  required  if all the  Registrable
Securities  were  issued  on the  day  before  the  filing  of the  Registration
Statement.

     (b) The Company shall use its best efforts to keep the Registration Statement continuously effective, and shall file in a timely manner all post effective amendments and supplements thereto, in order to permit the prospectus forming part thereof to be useable by the Holders until the earliest of (i) the date that all of the Registrable Securities have been sold pursuant to the Registration Statement, (ii) the date the Holders receive an opinion of counsel that all of the Registrable Securities may be sold under the provisions of SEC Rule 144(k), or (iii) five and one half years after the Subscription Date.

     (c) The Company shall pay all fees, disbursements and out-of-pocket expenses and costs incurred by it in connection with the preparation, filing and maintaining the current status of the Registration Statement under this Article I, and in complying with applicable securities and Blue Sky laws (including, without limitation, all reasonable attorneys' fees). Each Holder shall bear the cost of underwriting discounts, if any, applicable to the Registrable Securities being registered and the fees and expenses of its counsel. The Company shall qualify any of the securities for sale in such states as the Holders reasonably designate. However, the Company shall not be required to qualify in any state that will require an escrow or other restriction relating to the Company or the sellers. The Company at its expense will supply the Holders with copies of the Registration Statement and prospectus or offering circular included tin this Agreement, all exhibits, amendments and supplements thereto, and other related documents in such quantities the Holders may reasonably request.

     (d) As used in this Agreement, the term "Registration Default Day" shall mean: (i) If the Company has not filed the Registration Statement by the Registration Deadline, then each day thereafter until the Company files the Registration Statement; (ii) if the SEC has not declared the Registration Statement effective by the Effectiveness Deadline, then each day thereafter until the SEC declares the Registration Statement effective; and (iii) each day, from the effective date of the Registration Statement until the date that the Company is no longer required to keep the Registration Statement effective, that the Registration Statement is not effective and current. For each Registration Default Day, the Company shall pay each Holder, on demand, an amount equal to 2% per month of the product of the number of Registrable Securities then held by such Holder multiplied by the price paid or payable to the Company for each such Registrable Security. The Company shall pay Liquidated Damages to each Holder, at the Company's option, either (i) in cash, or (ii) in Registrable Securities, the number of which shall be determined by multiplying the amount of Liquidated Damages by the Bid Price on the date of the Company's election to be paid in Registrable Securities. If the Company elects to pay Liquidated Damages in
Registrable Securities, then it shall promptly file an amendment (including a post-effective amendment, to the extent the SEC rules permit, if necessary) to the Registration Statement registering the resale of those Registrable
Securities. The parties hereto agree that it would be difficult, if not impossible to accurately fix the amount of damages that Holders would incur because of the occurrence of Registration Default Days, and that the Liquidated Damages are a fair, reasonable and equitable under the circumstances. The payment of Liquidated Damages shall not relieve the Company from its obligations to register the Registrable Securities pursuant to this Section. The provisions of this paragraph shall not prevent any Holder from obtaining specific performance of the Company's obligations under Section 1.02.

     Section 1.03. INCIDENTAL REGISTRATION. If, at any time following the Effective Time, The Company proposes to file a Registration Statement other than

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the  Shelf  Registration  Statement  (an  "Incidental  Registration")  under the
Securities Act with respect to an offering of Common Stock (i) for its own account (other than a Registration Statement on Form S-4 or S-8 (or any filing on any substitute form that may be adopted by the Commission for a transaction for which Form S-4 or S-8 is currently available)) or (ii) the account of any holder of Common Stock, the Company shall give written notice of such proposed filing (including the proposed date thereof) to the Holders as soon as practicable, but in any event not less than 10 days before the anticipated filing date and such notice shall offer each Holder the opportunity to register such number of Registrable Securities as such Holder shall request. Upon the written direction of any such Holder (which direction shall specify the number of Registrable Securities intended to be disposed of by any Holder), given within 10 days following the receipt by the Holders of any such written notice, The Company shall use its reasonable best efforts to cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered; PROVIDED, that, if The Company does not file such registration statement by the proposed filing date, the Company shall again comply with the notice provisions of this Section 1.03 prior to filing such registration statement. Notwithstanding anything contained herein, if the lead underwriter of an offering involving an Incidental Registration notifies The Company that the inclusion of such Registrable Securities would (i) materially and adversely affect the price of the Common Stock to be offered or (ii) result in a greater amount of Common Stock being offered than the market could reasonably absorb, then the number of Registrable Securities to be registered by Holders shall be reduced to the extent that, in the lead underwriter's reasonable judgment, neither of the effects in the foregoing clauses (i) and
(ii) would result from the number of shares of Common Stock proposed to be issued by The Company. Any reduction in the amount of a Holder's Registrable Securities to be included in an Incidental Registration shall be made on a pro rata basis with other holders of registration rights participating in such Incidental Registration.

     Section 1.04. UNDERWRITING REQUIREMENTS. In connection with any underwritten offering, the Company shall not be required under Section 1.02 of this Agreement to include shares of Registrable Securities in such underwritten offering unless the holder of such shares of Registrable Securities accepts the terms of the underwriting of such offering that have been reasonably agreed upon between the Company and the underwriters selected by the Company.

     Section 1.05. REGISTRATION PROCEDURES. If and whenever the Company is required by any of the provisions of this Agreement to effect the registration of any of the Registrable Securities under the Securities Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible:

     (a) prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the Holder of such securities shall desire to sell or otherwise dispose of the same (including prospectus supplements with respect to the sales of securities from time to time in connection with a registration statement pursuant to Rule 415 promulgated under the Securities Act);

     (b) furnish to each Holder such numbers of copies of a summary prospectus or other prospectus, including a preliminary prospectus or any amendment or supplement to any prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such Holder may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such Holder;

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     (c) use its best effort to register and qualify the  securities  covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Holder shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable each Holder to consummate the public sale or other disposition in such jurisdiction of the securities owned by such Holder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction win this Agreement it is not so qualified or to file tin this Agreement any general consent to service of process;

     (d) use its best efforts to list such securities on the Principal Market;

     (e) enter into and perform its obligations under an underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering;

     (f) notify each Holder at any time when a prospectus relating to Registrable Securities covered by the Registration Statement is required to be delivered under the Securities Act, of the occurrence of any event of which it has knowledge as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated tin this Agreement or necessary to make the statements tin this Agreement not misleading in the light of the circumstances then existing.

     Section 1.06. INFORMATION BY HOLDER. Each Holder included in any registration shall furnished to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

     Section 1.07. TRANSFER OF REGISTRATION RIGHTS. Any holder of a Warrant or Registrable Securities may transfer its rights under this Agreement in connection with any transfer of such Warrant or Registrable Securities effected in compliance with applicable law.

     Section 1.08. PUBLIC INFORMATION. The Company covenants to make available "adequate current public information" concerning the Company within the meaning of Rule 144(c) under the Securities Act so long as any Holder holds any Registrable Securities.

                                   ARTICLE II

                                 INDEMNIFICATION

     Section 2.01. INDEMNIFICATION; CONTRIBUTION.

     (a) INDEMNIFICATION BY THE COMPANY. The Company shall, and it hereby agrees to, indemnify and hold harmless each Holder, such Holder's directors and officers, each person, if any, who controls, is subject to control of or who is in common control with such Holder (an "Affiliate"), and each person who participates as a placement or sales agent or as an underwriter (within the meaning of the Securities Act) in any offering or sale of Registrable Securities, against any losses, claims, damages or liabilities ("Losses") to which such Holder, Affiliate, agent or underwriter may become subject under Securities Act or otherwise, insofar as such Losses (or actions or proceedings in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus contained therein or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be

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stated therein or necessary to make the statements  therein not misleading,  and the Company shall, and it hereby agrees to, reimburse such Holder or any such Affiliate, agent or underwriter for any legal or other out-of-pocket expenses reasonably incurred by them (but not in excess of expenses incurred in respect of one counsel for all of them unless there is an actual conflict of interest between any indemnified parties, which indemnified parties may be represented by separate counsel) in connection with investigating or defending any such action, proceeding or claim; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 2.01(a) shall not apply to amounts paid in settlement of any such Loss or action if such settlement is effected without the consent of the Company which consent shall not be unreasonably withheld; PROVIDED, FURTHER, that the Company shall not be liable to any such person in any such case to the extent that any such Loss or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or prospectus contained therein, in reliance upon and in conformity with written information furnished to the Company by such Holder or any Affiliate, agent, underwriter or representative of such Holder expressly for use therein, or by such Holder's failure to furnish the Company, upon request, with the information with respect to such Holder, such Holder's directors and officers, or any agent, underwriter or representative of such Holder, or such Holder's intended method of distribution, that is the subject of the untrue statement or omission or if the Company shall sustain the burden of proving that such Holder, such Holder's directors and officers, or such agent or underwriter sold securities to the person alleging such Loss without sending or giving, at or prior to the written confirmation of such sale, a copy of the
applicable  prospectus  (excluding  any  documents   incorporated  by  reference
therein) or of the applicable prospectus, as then amended or supplemented (excluding any documents incorporated by reference therein) if the Company had previously furnished copies thereof to such Holder or such agent or underwriter, and such prospectus corrected such untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement.

     (b) INDEMNIFICATION BY HOLDERS. Each Holder participating in a registration pursuant to this Agreement shall severally and not jointly indemnify and hold harmless the Company, each of its directors and officers, each person, if any, who controls the Company within the meaning of the Securities Act, and each agent and any underwriter for the Company (within the meaning of the Securities
Act) against any Losses, joint or several, to which the Company or any such director, officer, controlling person, agent or underwriter may become subject, under the Securities Act or otherwise, insofar as such Losses (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement on the effective date thereof (including any prospectus filed under Rule 424 under the Securities Act or any amendments or supplements thereto) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement or prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by or on behalf of such Holder expressly for use in connection with such registration statement or prospectus, or by such Holder's failure to furnish the Company, upon request, with the information with respect to such Holder, such Holder's directors and officers, or any agent, underwriter or representative of such Holder, or such Holder's intended method of distribution, that is the subject of the untrue statement or omission; and such Holder shall reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, agent or underwriter (but not in excess of expenses incurred in respect of one counsel for all of them unless there is an actual conflict of interest between any indemnified parties, which indemnified parties may be represented by separate counsel) in connection with

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investigating or defending any such Loss or action; PROVIDED,  HOWEVER, that the indemnity agreement contained in this Section 2.01(b) shall not apply to amounts paid in settlement of any such Loss or action if such settlement is effected without the consent of the Holder which consent shall not be unreasonably withheld.

     (c) NOTICE OF CLAIMS. Promptly after receipt by an indemnified party under subsection (a) or (b) above of written notice of the commencement of any action or proceeding for which indemnification under subsection (a) or (b) may be requested, such indemnified party shall, without regard to whether a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of, or as contemplated by, this Section 2.01, notify such indemnifying party in writing of the commencement of such action or proceeding; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party in respect of such action or proceeding on account of the indemnification provisions of or contemplated by Section 2.01(a) or Section 2.01(b) hereof unless the indemnifying party was materially prejudiced by such failure of the indemnified party to give such notice, and in no event shall such omission relieve the indemnifying party from any other liability it may have to such indemnified party. In case any such action or proceeding shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall determine, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal or any other expenses subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation (unless such indemnified party reasonably objects to such assumption on the grounds that there may be defenses available to it which are different from or in addition to the defenses available to such indemnifying party, in which event the indemnified party shall have the right to control its defense and shall be reimbursed by the indemnifying party for the expenses incurred in connection with retaining separate counsel). If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel (in addition to local counsel) for each indemnified party with respect to such claim. The indemnifying party will not be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld or delayed. No indemnifying party will consent to entry of any judgment or enter into any settlement agreement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

     (d) CONTRIBUTION. Each Holder participating in a registration pursuant to this Agreement and the Company agree that if, for any reason, the indemnification provisions contemplated by Section 2.01(a) or Section 2.01(b) hereof are unavailable to or are insufficient to hold harmless an indemnified party in respect of any Losses (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such Losses (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of, and benefits derived by, the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just

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and equitable if  contribution  pursuant to this Section 2.01(d) were determined
(i) by pro rata allocation (even if the Holder or any agents for, or underwriters of, the Registrable Securities, or all of them, were treated as one entity for such purpose); or (ii) by any other method of allocation which does not take account of the equitable considerations referred to in this Section 2.01(d). The amount paid or payable by an indemnified party as a result of the Losses (or actions or proceedings in respect thereof) referred to above shall be deemed to include (subject to the limitations set forth in Section 2.01(c) hereof) any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action, proceeding or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to
contribution   from  any  person   who  was  not   guilty  of  such   fraudulent
misrepresentation.

     (e) BENEFICIARIES OF INDEMNIFICATION. The obligations of the Company under this Section 2.01 shall be in addition to any liability that it may otherwise have and shall extend, upon the same terms and conditions, to each officer, director, partner and member of each Holder requesting or joining in a registration pursuant to this Agreement and each agent and underwriter of the Registrable Securities and each person, if any, who controls such Holder or any such agent or underwriter within the meaning of the Securities Act; and the obligations of such Holder and any agents or underwriters contemplated by this
Section 2.01 shall be in addition to any liability that such Holder or its respective agent or underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company
(including any person who, with his consent, is named in any Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Securities Act.

                                   ARTICLE III

                               GENERAL PROVISIONS

     Section 3.01. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or mailed by registered or certified mail (return receipt requested) or sent via facsimile (with acknowledgment of complete transmission) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

     (a)  IF  TO THE COMPANY:
              Wavetech International Inc.
              5210 East Williams Circle, Suite 200
              Tucson, Arizona 85711
              Attention: Gerald I. Quinn, President
              Facsimile No. (520) 750-9194

            WITH A COPY THAT DOES NOT CONSTITUTE NOTICE TO:
              Squire, Sanders & Dempsey L.L.P.
              40 North Central, Suite 2700
              Phoenix, Arizona 85004
              Attention: Gregory R. Hall
              Facsimile No. (602) 253-8129

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     (b)  IF TO THE INVESTOR:
              Cedar Avenue LLC
              Corporate Center
              Windward One, West Bay Road
              PO Box 31106 SMB
              Grand Cayman, Cayman Islands
              Attention:  David Sims
              Facsimile No. (284) 494-4771

            WITH A COPY THAT DOES NOT CONSTITUTE NOTICE TO:
              John M. Mann
              Attorney at Law
              1330 Post Oak Boulevard, Suite 2800
              Houston, Texas 77056-3060
              Facsimile No. (713) 622-7185

     (c)  IF TO THE PLACEMENT AGENT:
              Thomson Kernaghan & Col Limited
              365 Bay Street, Tenth Floor
              Toronto, Ontario M5H 2V2, Canada
              Attention: Ms. Michelle McKinnon
              Facsimile No. (416) 367-8055

            WITH A COPY THAT DOES NOT CONSTITUTE NOTICE TO:
              John M. Mann
              Attorney at Law
              1330 Post Oak Boulevard, Suite 2800
              Houston, Texas 77056-3060
              Facsimile No. (713) 622-7185

     Section 3.02, AMENDMENT. This Agreement may not be amended or modified except (a) by an instrument in writing signed by, or on behalf of, the parties hereto or (b) by a waiver in accordance with Section 3.05 of this Agreement.

     Section 3.03. WAIVER. Any party to this Agreement may as to it (a) extend the time for the performance of any obligations or other acts of any other party hereto or (b) waive compliance with any agreements or conditions contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or as a waiver of any other term or condition, of this Agreement. The failure of any party to assert any of its rights hereunder shall not constitute a waiver of any of such rights.

     Section 3.04. SURVIVAL. The several indemnities, agreements, representations, warranties and each other provision set forth in this Agreement and made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any party, any director or officer of such party, or any controlling person of any of the foregoing, and shall survive the transfer of any Registrable Securities by the Stockholder, and the indemnification and contribution provisions set forth in Section 2.01 hereof shall survive termination of this Agreement. Section 3.05. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

     Section 3.06. ENTIRE AGREEMENT; ASSIGNMENT. This Agreement, the schedules and Exhibits hereto, together with the other Transaction Documents: (a) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof; and (b) shall not be assigned by operation of law or otherwise except as otherwise specifically provided.

     Section 3.07. SEVERABILITY. In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. The parties further agree to negotiate in good faith to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

     Section 3.08. CHOICE OF LAW; VENUE; JURISDICTION. This Agreement and the other Transaction Documents shall be construed and enforced in accordance with the laws of the State of Arizona, except for (i) matters arising under the federal securities laws, which shall be construed and enforced in accordance with those laws, (ii) matters relating to the Company's organization, which shall be governed by the laws of the jurisdictions of its incorporation, and
(iii) if any provision of this Agreement or any other Transaction Document is unenforceable under Arizona law but is enforceable under the laws of the State of New York, then New York law shall govern the construction and enforcement of that provision. Any controversy or claim arising out of or relating to this Agreement or any other Transaction Document (whether in contract or tort, or both, or at law or in equity) shall be determined by binding arbitration in the Borough of Manhattan, City of New York, in accordance with the Commercial Arbitration Rules (the "Rules") of the American Bar Association, before a panel of three arbitrators, one appointed by each of the Investor and the Company, and the third chosen by the two so appointed. If the two arbitrators chosen by the parties cannot agree on a third, then the third shall be selected in accordance with the Rules. The prevailing party in any arbitration proceeding shall be awarded reasonable attorneys fees and costs of the proceeding. The arbitration award shall be final, and may be entered in any court having jurisdiction. Nothing in this paragraph shall preclude either party from applying to a court for temporary equitable relief, when appropriate, pending and subject to such temporary orders and permanent award as the arbitrator or arbitrators may make. The parties hereby consent to the exclusive jurisdiction of the United States District Court for the Southern District of New York for that purpose.

     Section 3.08. SPECIFIC PERFORMANCE. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized or in their individual capacities, as applicable.

WAVETECH INTERNATIONAL, INC.

By /s/ Gerald I. Quinn
  ---------------------------------
  Gerald I. Quinn, President

Date Signed  May 1, 2000
           ------------------------


CEDAR AVENUE LLC
By Navigator Management Ltd., Director

By /s/ David Sims
  ---------------------------------
  David Sims, Director

Date Signed  April 28, 2000
           ------------------------


THOMSON KERNAGHAN & CO. LIMITED

By /s/ Michelle McKinnon
  ---------------------------------
  Michelle McKinnon

Date Signed  May 11, 2000
           ------------------------